UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                               Amendment No. 1 to
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002


                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Colorado                   0-20999                 84-1058165
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(State or other jurisdiction (Commission File Number) (IRS Employer
      of incorporation)                                      Identification No.)

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                          2875 E. Patrick Lane, Suite G
                             Las Vegas, Nevada 89120
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (702) 740-5633
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         This Form 8-K/A is being filed to amend the current report on Form 8-K of Chadmoore Wireless Group, Inc., a dissolved Colorado corporation - 2002 (the "Company") filed with the Securities and Exchange Commission on August 9, 2002.

Item 4.  Changes in Registrant's Certified Public Accountant.

         Arthur Andersen LLP ("Andersen") effectively resigned as the independent auditors for the Company as the result of the closing of Andersen's Las Vegas, Nevada office which occurred on or about April 15, 2002. Except for noting in its report on the Company's financial statements accompanying its fiscal year 2000 Form 10K that substantial doubt existed about the Company's ability to continue as a going concern, Andersen's reports on the financial statements of the Company for the fiscal years ended 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHADMOORE WIRELESS GROUP, INC.,
                                   a dissolved Colorado corporation -- 2002

Date:  August 23, 2002
                                   By: /s/ ROBERT W. MOORE
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                                         Robert W. Moore
                                         President and Chief Executive Officer